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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 11, 2007


                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-26015                95-4627253
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(State or other jurisdiction     (Commission File           (I.R.S. Employer
 of incorporation)                   Number)                  Identification)


                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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



Item 8.01. Other Events

As previously disclosed, the U.S. Attorney's Office in Las Vegas, Nevada, is investigating whether certain customers of IRG have violated federal or Nevada State gambling laws and whether employees of IRG were aware of the allegedly illegal wagering activity.

As part of its investigation, and without prior notice to Youbet or IRG, the government seized funds in three IRG bank accounts in Nevada, totaling approximately $1.5 million.

As previously announced, we will cooperate with the government to understand and, if our inquiry warrants, address any issues allegedly impacting our IRG business. We are also exploring all avenues to recover the seized funds, including working cooperatively with the government to resolve legal and factual questions, and/or filing litigation, if necessary. However, the outcome and timing of these efforts are uncertain.

It is anticipated that the seizure of these funds will not impair our ability to pay all amounts due to bettors, tracks and others, nor do we believe it impacts our ability to conduct business pursuant to our Oregon Racing Commission license.

Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the
Section 21E of the Securities Exchange Act of 1934, as amended, may involve known and unknown risks, uncertainties and other factors that may cause actual outcomes or results to be materially different from any outcomes or results suggested by the forward-looking statements in this report. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that actual outcomes or results will not differ materially from these expectations. These risks, uncertainties and other factors include our ability to successfully manage expenses and execute on revenue enhancements discussed in our annual report on Form 10-K for the year ended December 31, 2006, and in our other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the filing date of this current report. We do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               YOUBET.COM, INC.



Dated: October 12, 2007        By:  /s/ James A. Burk
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                                    James A. Burk
                                    Chief Financial Officer